BARRETT GROWTH FUND	WWW.BARRETTGROWTHFUND.COM	APRIL 15, 2008

Dear Fellow Shareholders:

In the third fiscal quarter ending on March 31, 2008, the Barrett Growth Fund (the “Fund”) declined 9.55%, slightly trailing the S&P 500 Index which declined 9.44%. Despite tough investment conditions, which were even more pronounced for growth stock managers, the Fund managed to outperform its peer group, the Lipper Large-Cap Growth Funds Index, which went down by 11.22%.  Since inception, the Fund continues to lead the Lipper Large-Cap Growth Funds Index.

THE QUARTER IN REVIEW

It was a dismal quarter for the US equity markets and for equity markets around the world. Very few stocks were spared, as equities were broadly sold by investors regardless of their investment style, market capitalization or geographic region. Investors were spooked by a steady stream of bad news about the worsening credit crisis, housing problems, falling profits, job losses and the uncertain outlook for the economy.  This resulted in declines in all of the major industry sectors of the S&P 500.  On a positive note, US equity markets ended the quarter significantly above the lows reached in January and March, hinting that the worst may be behind us.

	Total Return		Average Annual Total Returns
	Third Quarter	One-Year	Five-Year	Since Inception
	1/01/08-3/31/08	4/01/07-3/31/08	4/1/03-3/31/08	12/29/98-3/31/08
Barrett Growth Fund	-9.55%	-2.66%	+9.47%	+1.58%
Lipper Large-Cap
Growth Funds Index[1]	-11.22%	+1.04%	+9.76%	-0.80%
S&P 500® Index[2]	-9.44%	-5.08%	+11.32%	+2.33%

The performance data quoted represents past performance, which does not guarantee future results.  Current performance may be lower or higher than the performance shown.  The investment return and principal value of an investment will fluctuate so that an  investor’s shares, when redeemed, may be worth more or less than their original cost.  Performance data current to the most recent month end may be obtained by calling (877) 363-6333 toll free.  Calculations assume reinvestment of all distributions.  Performance would have been lower if fees had not been waived in various periods.  Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
The gross expense ratio for the Fund’s most recent prospectus is 2.51%.  Gross expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and do not reflect fee waivers or reimbursements.  These expenses include management fees, 12b-1 distribution and service fees, and other expenses.
Net expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and reflect contractual fee waivers and/or reimbursements.  The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until October 31, 2008 to limit total annual operating expenses to 1.25% of the Fund’s average daily net assets.
1
The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper. An index is unmanaged.  Investors cannot invest directly in an index.

2
The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees. An index is unmanaged.  Investors cannot invest directly in an index.

PERFORMANCE REVIEW

The five top and bottom equities contributing to returns during the quarter ending March 31, 2008 are shown below:

Top Performers*	Bottom Performers*
1. Genentech, Inc.	1. Cerner Corporation
2. XTO Energy	2. Google, Inc.
3. Gymboree Corporation	3. American International Group
4. Gilead Sciences Inc.	4. Veolia Environnement
5. Research in Motion LTD	5. Nokia Corporation

*	Performers are ranked in order of their contribution to return. This is calculated by position size multiplied by the percentage change.

THE PORTFOLIO

In comparison to the S&P 500 Index, the Health Care and Consumer Discretionary sectors were the leading contributors to the Fund’s performance this quarter. Due to positive returns from our holdings in Genentech (DNA), Gilead Sciences (GILD) and Celgene (CELG), the Fund’s Health Care investments were off only 4.05% versus a decline of 11.52% for the S&P’s Health Care holdings.  In the Consumer Discretionary segment, our positions in Coach (COH), Gymboree (GYMB) and Target (TGT) gave us an edge, up a positive 13.32% compared to the Index’s sector return of negative 5.88%.

The areas that detracted from our performance were Information Technology (IT) and Industrials.  Technology stocks were the worst performing sector of the market during the quarter, with the S&P IT sector holdings down 15.19%.  Our investment results in IT were inline with the Index, but our overweight allocation impaired the Fund’s performance. The Fund’s investments in Industrials, due to weakness in Jacobs Engineering Group (JEC) and Rockwell Automation (ROK), were off 9.26% compared with a negative 3.94% return for the Index.

The following pie chart is a graphical depiction of the sector weightings of the portfolio.  As the chart indicates, we remain diversified by sector.  The top holdings of the Fund for the quarter are listed below.

Top Equity Holdings		Sector Weightings
(Percent of Total Assets)[1]		(Percent of Total Investments)[1]
Pepsico Inc.	3.66%
Proctor & Gamble Company	3.55%
Schlumberger Ltd.	3.31%
Nokia Corporation	3.23%
CISCO Systems, Inc.	3.05%
Automatic Data Processing, Inc.	3.01%
L-3 Communications Holdings, Inc.	2.88%
Ecolab, Inc.	2.75%
ABB Ltd.	2.73%
Stryker Corporation	2.64%

**  Cash and cash equivalents

[1]	Portfolio characteristics are as of March 31, 2008, and are subject to change at any time.

Over the course of the quarter, we added the following positions to the portfolio:

ABB Ltd. (ABB) headquartered in Zurich, Switzerland, is a global provider of power and automation technologies that enable utility and industrial customers to improve their performance and lower their environmental impact.  With over 110,000 employees and operations in 100 countries, ABB’s global presence combined with local market knowledge offers compelling products, systems, solutions and services geared toward improving customers operations. ABB is targeting worldwide infrastructure opportunities, such as upgrading the electrical grid.  The company is seeing strong order bookings, solid revenue visibility, pricing power and expanding margins, which should enable ABB to deliver longer-term EPS growth of 20%.

Apple Computer (AAPL) is a leading designer, manufacturer and marketer of personal computers, portable music players and mobile communications devices.  AAPL is well known for its innovative products such as the Mac, iPod and iPhone.  AAPL has a powerful brand, loyal customer base and a compelling line-up of products that should lead to healthy future revenue and earnings growth.

Celgene (CELG) is a leading biotechnology company focused on treating cancer and immunological diseases. Revlimid, an oral drug that treats blood cancers, is Celgene’s key revenue and profit driver. Revlimid’s future growth will be supported by international expansion, market share gains in approved indications and approval in new indications.  CELG should be able to sustain earnings growth north of 20% over the next three years.

Omnicom Group (OMC) is the world’s largest communications holding company.  There are over 2,000 individual companies within Omnicom.  Omnicom offers businesses a full range of marketing disciplines including advertising, brand management, interactive and mobile advertising, direct marketing, event management, promotional marketing and public relations. As large multinationals continue their global expansion and use a variety of marketing tactics, Omnicom’s diverse services and expansive global network are a critical competitive advantage.

Research in Motion (RIMM) provides products and services that target the smartphone market.  The smartphone market is the fastest growing segment of the mobile handset market.  Over the next few years, this area is expected to grow at an annual pace exceeding 30%.  With over 14 million subscribers, RIMM’s BlackBerry has become a recognized and respected brand for both enterprises and consumers in North America and has successfully expanded its offerings abroad.  With relationships with over 330 carriers in 130 countries and 33% of its subscriber base coming from outside of North America, RIMM is well-positioned for future growth.

INVESTMENT OUTLOOK

There is a growing consensus among economists that the US entered a recession in late 2007 or early in 2008.  One telling indicator is that job losses have been posted for each of the last three months.  On average, past recessions have lasted ten months with the pattern of stocks declining prior to or at the onset of a recession, and advancing near the end of a recession and into the following year.  If this economic downturn follows the normal precedent, then we should be close to the halfway point in this cycle. If this is indeed a typical recession, then equities should rally during the next quarter or two in anticipation of the economic recovery.

The Fed has taken unusual and aggressive steps to make this probable recession as short-lived as possible. We are encouraged by the numerous creative measures aimed at improving the woes in the credit sector and weakness in consumer spending.  We are optimistic that these actions will get the economy back on track.  Despite this quarter’s pullback, we continue to believe that high-quality growth companies with strong balance sheets and multinational footprints will produce positive returns during the calendar year 2008.

Thank you for choosing the Barrett Growth Fund.  Please visit us at our website, www.barrettgrowthfund.com.  If you have any questions, please call toll-free (877) 363-6333.

Sincerely,

Peter H. Shriver, CFA
President

Robert J. Milnamow	E. Wells Beck, CFA	Cynthia J. Starke
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Investment Risks: All investing entails risks, including the possible loss of principal.  The Fund may invest in foreign securities.  Foreign securities involve special risks not ordinarily associated with U.S. securities, such as currency fluctuations, and changes in political and economic conditions.  The Fund may also invest in mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies.

The outlook and views presented above are those of the Investment Adviser as of 3/31/08, and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates.  Any such views are subject to change at any time based on market or other conditions, and Barrett Associates and Legg Mason Investor Services disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice.  The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed as to its accuracy or completeness.

This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.  Investors should consider the risks, investment objectives, charges and expense of the Fund carefully before investing.  The prospectus contains this and other information about the Fund. Investors should read the prospectus carefully before investing.

Shares of the Barrett Growth Fund are distributed by Legg Mason Investor Services, LLC (Member SIPC/FINRA).  Legg Mason Investor Services, LLC and Barrett Associates, Inc. are both subsidiaries of Legg Mason, Inc.

Approval #: TN08-2391

c/o US Bancorp Fund Services, LLC
615 East Michigan Street Milwaukee, WI 53202
(877) 363-6333 www.barrettgrowthfund.com